UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2007

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street , Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 30, 2007, the Registrant and Community Banks, Inc. (“Community”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Community will be merged with and into the Registrant (the “Merger”). As a result of the Merger, the separate corporate existence of Community will cease and the Registrant will continue as the surviving corporation in the Merger. The Merger Agreement provides that Community shareholders will have the opportunity to elect to receive in exchange for each share of Community common stock they own immediately prior to completion of the Merger either 1.48 shares of the Registrant’s common stock or a cash payment of $34.00 or, in the case of holders of more than one share of Community common stock, at their election, a combination of cash and common stock consideration.

On July 6, 2007, the Registrant filed a registration statement on Form S-4 (Registration No. 333-144397), later amended by Amendment No. 1 thereto, filed on August 10, 2007 (“Amendment No. 1 to the Registration Statement”), which contained or incorporated by reference certain historical financial information of Community, and certain unaudited pro forma financial information of the Registrant.

In order to incorporate certain of such historical and pro forma financial information by reference into future registration statements that may be filed by the Registrant, the Registrant is filing such information as part of this current report on Form 8-K. This information includes the information set forth or incorporated by reference in the following sections of Amendment No. 1 to the Registration Statement:

•	“Unaudited Pro Forma Combined Condensed Financial Information of Susquehanna Bancshares, Inc. and Community Banks, Inc.” in Amendment No. 1 to the Registration Statement;

•	“Financial Statements” in Community’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007; and

•	“Financial Statements” in Community’s Annual Report on Form 10-K for the year ended December 31, 2006.

Copies of the pages of Amendment No. 1 to the Registration Statement and Community’s reports under the Securities Exchange Act of 1934, as amended, on which this information is set forth, are filed as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

None.

(b) Pro Forma Financial Information

None.

(c) Shell Company Transactions

None.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Information of Susquehanna Bancshares, Inc. and Community Banks, Inc. from Amendment No. 1 to the Registration Statement, as excerpted from pages 80 to 86 thereof.

99.2	Financial Statements from the Quarterly Report on Form 10-Q of Community Banks, Inc. for the quarter ended June 30, 2007, as excerpted from pages 3 to 13 thereof.

99.3	Financial Statements from the Annual Report on Form 10-K of Community Banks, Inc. for the year ended December 31, 2006, as excerpted from pages 58 to 90 thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC.
(Registrant)

By:	/s/ Drew K. Hostetter
Drew K. Hostetter
Chief Financial Officer

Dated: November 6, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Combined Condensed Financial Information of Susquehanna Bancshares, Inc. and Community Banks, Inc., incorporated by reference from pages 80 to 86 of Amendment No. 1 to the Registration Statement.

99.2	Financial Statements of Community Banks, Inc. for the quarter ended June 30, 2007, incorporated by reference from pages 3 to 13.

99.3	Financial Statements of Community Banks, Inc. for the year ended December 31, 2006, incorporated by reference from pages 58 to 90.